EXECUTION VERSION

AMENDMENT NO. 1 dated as of March 2, 2006 (this “Amendment”) to the Five-Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of September 28, 2005, among TYSON FOODS, INC., a Delaware corporation (the “Borrower”); the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”); MERRILL LYNCH BANK USA, as syndication agent; SUNTRUST BANK, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH and BNP PARIBAS, as documentation agents; and COBANK, ACB and U.S. AGBANK, FCB, as co-documentation agents.

A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement. The Majority Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) by adding the following definitions in the appropriate alphabetical order:

“Designated Account” means a deposit account established by the Borrower with the Old Notes Trustee at the time of the issuance and sale of the New Notes pursuant to an irrevocable agreement satisfactory in form and substance to the Administrative Agent providing that amounts held in such account will be released solely to the Old Notes Trustee for application to repay amounts due in respect of the Old Notes upon the maturity or redemption of such Old Notes.

“New Notes” means a series of senior unsecured notes of the Borrower to be issued prior to October 1, 2006, for the primary purpose of refinancing the Old Notes.

“Old Notes” means the Borrower’s outstanding 7.25% Notes due October 1, 2006.

“Old Notes Trustee” means JPMorgan Chase Bank, N.A., as Trustee under the Supplemental Indenture, dated as of October 1, 2001, between the Borrower and The Chase Manhattan Bank (now know as JPMorgan Chase Bank, N.A.) governing the Old Notes.

(ii) The definition of each of the following terms in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) extraordinary losses for such period, (v) noncash charges to the extent solely attributable to unrealized losses under SFAS 133 (provided that any cash payment made with respect to any such noncash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made) and (vi) in the case of any period, noncash charges to the extent solely attributable to plant closures (provided that any cash payment made with respect to any such noncash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made) minus (b) without duplication and to the extent included in determining such Net Income, the sum of (i) any extraordinary gains for such period and (ii) noncash gains to the extent solely attributable to unrealized gains under SFAS 133 (provided that any cash received with respect to any such noncash gain shall be added in computing Consolidated EBITDA during the period in which such cash is received), all determined on a consolidated basis in accordance with GAAP; provided that for the purposes of determining the Leverage Ratio, if the Borrower or any of its consolidated Subsidiaries has made any Material Acquisition or Material Disposition during the period of four consecutive fiscal quarters ended on the date on which the most recent fiscal quarter ended, Consolidated EBITDA for the relevant period for testing compliance shall be calculated after giving pro forma effect thereto as if such Material Acquisition or Material Disposition had occurred on the first day of the relevant period for testing compliance. As used in this definition, (A) “Material Acquisition” means any acquisition or series of related acquisitions of property that (x) constitutes all or substantially all of the Stock or all or substantially all of the assets of any Person or comprises all or substantially all of any operating unit of a business and (y) involves consideration in excess of $500,000,000 and (B) “Material Disposition” means any sale, transfer, lease or other disposition or series of related sales, transfers, leases or other dispositions of property that (x) constitutes all or substantially all of the Stock or all or substantially all of the assets of any Subsidiary of the Borrower or involves assets comprising all or substantially all of any operating unit of a business of the Borrower or any of its Subsidiaries and (y) yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $500,000,000.

“Indebtedness for Borrowed Money” means the sum of all Indebtedness of the Borrower and its consolidated Subsidiaries of the types referred to in clauses (a), (b) and (d) of the definition of Indebtedness plus all obligations of the Borrower and its consolidated Subsidiaries under the Receivables Facility; provided, however, that if the net proceeds of the issuance and sale of the New Notes shall be deposited at the time of such issuance and sale in the Designated Account, then that portion of the Old Notes not in excess of the amounts in the Designated Account shall be excluded in computing Indebtedness for Borrowed Money until the earlier of (i) the release of such net proceeds from the Designated Account and (ii) October 1, 2006; provided further, that the New Notes will, at all times after the issuance and sale thereof, be included in computing Indebtedness for Borrowed Money.

(b) Section 7.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

“SECTION 7.13. Leverage Ratio. The Borrower shall not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth opposite such period:

Period	Ratio

Through Fiscal Year 2006	3.50:1.00
Fiscal Year 2007	3.25:1.00
Thereafter	3.00:1.00”

SECTION 2. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date;

(b) the Borrower is in compliance with the covenants set forth in Article VI and Article VII of the Credit Agreement as of the date hereof; and

(c) no Event of Default or Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) the Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Majority Lenders.

SECTION 4. Amendment Fee. The Borrower agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 5:00 p.m., New York City time, on March 2, 2006 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.02% of the Commitment of such Lender, whether used or unused, on the Signing Date. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent, the Documentation Agent or the Co-Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TYSON FOODS, INC.,
by: /s/ Dennis Leatherby
Name: Dennis Leatherby
Title: SVP Finance & Treasurer and Interim CFO

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by: /s/ Teri Streusand
Name: Teri Streusand Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

VOTING

PARTICIPANT: AGFIRST FARM CREDIT BANK

by: /s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

by: __________________ _____[1]
Name:
Title:

_________________________

1For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: AgStar Financial Services

by: /s/ Troy Mostaert
Name: Troy Mostaert
Title: Vice President

by: __________________ _____[2]
Name:
Title:

_________________________

2For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of America, N.A.

by: /s/ William F. Sweeney
Name: William F. Sweeney
Title: Senior Vice President

by: __________________ _____[3]
Name:
Title:

_________________________

3For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BANK OF CHINA, NEW YORK BRANCH

by: /s/ William W. Smith
Name: William W. Smith
Title: Deputy General Manager

by: __________________ _____[4]
Name:
Title:

_________________________

4For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of Communications, New York Branch

by: /s/ Shelly He
Name: Shelly He
Title: Deputy General Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BANK HAPOALIM B.M.

by: /s/ James P. Surless
Name: James P. Surless
Title: Vice President

by: /s/ Charles McLaughlin[5]
Name: Charles McLaughlin
Title: Senior Vice President

_________________________

5For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: The Bank of Nova Scotia

by: /s/ D.C. Maloney
Name: D.C. Maloney
Title: Managing Director

by: __________________ _____[6]
Name:
Title:

_________________________

6For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by: /s/ D. Barnell
Name: D. Barnell
Title: V.P & Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BARCLAYS BANK PLC

by: /s/ David Barton
Name: David Barton
Title: Associate Director

by: __________________ _____[7]
Name:
Title:

_________________________

7For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BNP Paribus

by: /s/ Andrew Strait
Name: Andrew Strait
Title: Managing Director

by: /s/ Chris Grumboski[8]
Name: Chris Grumboski
Title: Director

_________________________

8For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Citibank NA

by: /s/ Andrew L. Kreeger
Name: Andrew L. Kreeger
Title: Vice President

by: __________________ _____[9]
Name:
Title:

_________________________

9For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Cooperatieve Centrale Raiffeisen-Borenleenbank B.A. “Rabobank International”, New York Branch

by: /s/ Michalene Donegan
Name: Michalene Donegan
Title: Executive Director

by: /s/ Rebecca O. Morrow[10]
Name: Rebecca O. Morrow
Title: Executive Director

_________________________

10For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Co Bank, ACB

by: /s/ Jim Stutzman
Name: Jim Stutzman
Title: Vice President

by: __________________ _____[11]
Name:
Title:

_________________________

11For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: E.Sun Commercial Bank, Ltd. Los Angeles Branch

by: /s/ Benjamin Lin
Name: Benjamin Lin
Title: EVP & General Manager

by: __________________ _____[12]
Name:
Title:

_________________________

12For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: FARM CREDIT BANK OF TEXAS AS VOTING PARTICIPANT OF COBANK, ACB

by: /s/ Eric J. Paul
Name: Eric J. Paul
Title: Vice President

by: __________________ _____[13]
Name:
Title:

_________________________

13For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Farm Credit Services of Missouri, PCA

by: /s/ Robert L. Bock
Name: Robert L. Bock
Title: Director, Underwriting

by: __________________ _____[14]
Name:
Title:

_________________________

14For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:

by: /s/ Alfred S. Compton, Jr.
Name: Alfred S. Compton, Jr.
Title: VP/Sr. Lending Officer

by: __________________ _____[15]
Name:
Title:

_________________________

15For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: The Govenor & Company of the Bank of Ireland

by: /s/ Noelle McGrath
Name: Noelle McGrath
Title: Authorised Signatory

by: /s/ Pat MacBride[16]
Name: Pat MacBride
Title: Authorised Signatory

_________________________

16For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: HSBC Bank USA, National Association

by: /s/ Robert J. Devir
Name: Robert J. Devir
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: ING CAPITAL LLC

by: /s/ Daniel W. Lamprecht
Name: Daniel W. Lamprecht
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MERRILL LYNCH BANK USA

by: /s/ Louis Alder
Name: Louis Alder
Title: Director

by: __________________ _____[17]
Name:
Title:

_________________________

17For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Mizuho Corporate Bank, Ltd.

by: /s/ Robert Gallagher
Name: Robert Gallagher
Title: Senior Vice President

by: __________________ _____[18]
Name:
Title:

_________________________

18For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MORGAN STANLEY BANK

by: /s/ Daniel Twenge
Name: Daniel Twenge
Title: Vice President

Morgan Stanley Bank

by: __________________ _____[19]
Name:
Title:

_________________________

19For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Sumitomo Mitsui Banking Corporation

by: /s/ Yoshihiro Hyakutome
Name: Yoshihiro Hyakutome
Title: Joint General Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: SunTrust Bank

by: /s/ Gregory L. Cannon
Name: Gregory L. Cannon
Title: Director

by: __________________ _____[20]
Name:
Title:

_________________________

20For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: U.S. AGBANK, FCB

by: /s/ Patrick Zeka
Name: Patrick Zeka
Title: Vice President

by: __________________ _____[21]
Name:
Title:

_________________________

21For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: US Bank, NA

by: /s/ Travis Vogler
Name: Travis Vogler
Title: Portfolio Manager

by: __________________ _____[22]
Name:
Title:

_________________________

22For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

Wachovia Bank, National Association

by: /s/ Beth Rue
Name: Beth Rue
Title: Vice President